EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Trident Acquisitions, Inc. (the "Company") on Form 10-Q for the period ending April 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Wilson, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2011

By: /s/ William Wilson
Name:  William Wilson
Title:    President, Treasurer, Secretary and Director